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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
PLATINUM technology, inc.:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in this Proxy Statement/Prospectus.

                                       /s/ KPMG Peat Marwick LLP

Chicago, Illinois
  April 21, 1998